UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08243

Direxion Funds
(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 35th Floor New York, NY			10019
(Address of principal executive offices)			(Zip code)

1301 Avenue of the Americas (6th Ave.), 35th Floor New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		646-572-3390

Date of fiscal year end:	October 31, 2015

Date of reporting period:	April 30, 2015

Item 1. Reports to Stockholders.

DIREXION FUNDS

SEMI-ANNUAL REPORT APRIL 30, 2015

1301 Avenue of the Americas (6th Ave.), 35th Floor  New York, New York 10019  www.direxioninvestments.com

Direxion Indexed Commodity Strategy Fund (Consolidated)
Direxion Indexed Managed Futures Strategy Fund (Consolidated)
Direxion Indexed CVT Strategy Fund

Table of Contents

Letter to Shareholders	4
Expense Example	8
Allocation of Portfolio Holdings	9
Schedule of Investments	10
Financial Statements	14
Financial Highlights	19
Notes to the Financial Statements	21
Additional Information	33
Information on Board of Trustees and Officers	34

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LETTER TO SHAREHOLDERS

Dear Shareholders,

This Semi-Annual Report for the Direxion Funds covers the period from November 1, 2014 to April 30, 2015, (the "Semi-Annual Period").

Market Review:

The S&P 500 Index gained 0.77% in the first week of the Semi-Annual Period, climbing back to new record highs as investors continued to put money back into the market following mid October's selloff. The market was also broadly supported by the U.S. mid-term election results in which the Republican Party won control of the Senate and the House of Representatives. The decision by OPEC countries not to cut production in the face of increased global supply led to a sharp decline in oil prices over the final days of November. Despite concerns over global growth, domestic U.S. economic data remained strong. Weak oil prices provided a boost to household incomes leading to better retail sales and consumer confidence reports. The University of Michigan's consumer confidence index rose sharply in December to its highest level of the current economic expansion. During the first quarter of 2015 U.S. small cap stocks performed well. The performance was due to their lower exposure to foreign markets which had become more challenging for U.S. firms because of the strong U.S. dollar. A 5.86% rebound in oil prices helped the energy sector in February. The S&P 500 Index reached an all-time high later in the month following assurances from Federal Reserve Chairwoman Yellen that policymakers were not in a hurry to raise interest rates despite growing evidence of strength in the U.S. economy. On April 24, 2015, the S&P 500 Index reached another record high of 2,117.69 before falling back at the end of the month, ending with modest gains. The S&P 500 Index had a total return of 4.39% during the Semi-Annual Period.

A familiar story continued into the end of 2014 and throughout the Semi-Annual Period; yields fell globally due to sluggish growth, near-zero inflation and constant geopolitical tension. While U.S. government bond yields have declined since the start of 2014, yields have become much lower and even negative in several countries across Europe. Since the start of the Semi-Annual Period, the 10-Year U.S. Treasury Note has gained 1.60% and U.S. long-bonds led the fixed income world in terms of performance. The NYSE 20+ Year Treasury Bond Index gained 6.84% over the course of the Semi-Annual Period, compared to a 2.06% gain seen in the Barclays U.S. Aggregate Bond Total Return Index. High Yield returns failed to impress, as investors who reached for yield through corporate credit only saw gains of 1.19%, as measured by the Barclays High Yield Total Return Index. Despite the conclusion of Quantitative Easing in October and the Federal Reserve's removal of the word "patient" back in March, the most recent update from the Federal Reserve came with lowered forecasts for growth, unemployment and inflation.

Fund Performance Review:

The Direxion Indexed Managed Futures Strategy Fund (the "Managed Futures Fund") seeks to match, after expenses, the return of the Auspice Managed Futures Excess Return Index, a long/short managed futures index. The Auspice Managed Futures Excess Return Index aims to capture upward and downward trends in the commodity and financial markets while attempting to carefully manage risk. The Auspice Managed Futures Excess Return Index uses a quantitative methodology to track either long or short positions in a diversified portfolio of twenty-one exchange traded futures which track the energy, metal, agricultural, interest rate, and currency sectors. It attempts to incorporate dynamic risk management and contract rolling methods to take advantage of price anomalies across different tenors and maturities (expiration dates) of futures contracts. During the Semi-Annual Period, the Auspice Managed Futures Excess Return Index returned 7.81%, while the Managed Futures Fund's Class A returned 6.93%.

The Managed Futures Fund experienced a stretch of strong gains early in the Semi-Annual Period, before relenting somewhat in late January. The Fund finished the Semi-Annual period in a healthy gain position of 6.93%. Early gains in November were attributable to all five sectors of the benchmark index being positive. Short exposure to Energy and Metals lead the way to the upside in November, which was complimented by the positive performance of Interest Rates as the only long position for the Managed Futures Fund during the month. December and January followed the upward trend into the New Year on

DIREXION SEMI-ANNUAL REPORT

the heels of the Fund's non-correlation to traditional asset classes. December was a clear illustration of the Managed Futures Fund's ability to generate added value amid non-trending equity markets. Short exposure to all components of the Energy sector was a driving force of performance in December, diminished somewhat by mixed performance in the Agricultural sector. Similarly, January was driven by continued weak performance in Energy, and was bolstered by short exposure to international currencies which performed poorly for the month. The Managed Futures Fund entered a period of pullback through February reflecting sharp reversals in the Energy and Metals sectors. The petroleum portion of the Energy sector rallied strong to the upside while the fund remained short during February and Interest Rates also gave back some gains. The Fund ended the last two months of the Semi-Annual Period with choppy but flat overall performance, as April ended more or less where March began. Energy was in focus yet again, as one of the leading contributors to the upside for the month of March as short exposure to petroleum and natural gas both yielded gains for the Fund. Any upside was moderated by poor performance in Metals and Agricultural sectors. April saw negative returns for the month as Energy and Currency dragged on the Managed Futures Fund performance into period end with Agricultural allocations yielding the only mitigating gain for the month.

The Direxion Indexed Commodity Strategy Fund (the "Commodity Fund") seeks to match, after expenses, the return of the Auspice Broad Commodities Excess Return Index, a long/flat commodities index. A long/flat approach allows the Commodity Fund to attempt to take advantage of higher commodity prices, and at the same time shift into a cash position for an individual commodity that shows a downward trend in price. The Auspice Broad Commodities Excess Return Index attempts to capture upward trends in the commodity markets while minimizing risk during down trends. The Auspice Broad Commodities Excess Return Index will use a quantitative methodology to track either long or flat positions in a diversified portfolio of twelve commodity futures which cover the energy, metal, and agricultural sectors. It attempts to incorporate dynamic risk management and contract rolling methods. During the Semi-Annual Period, the Auspice Broad Commodities Excess Return Index returned -3.48%, while the Commodity Fund's Class A returned -4.11%.

The Commodity Fund experienced a downward trend during most of the Semi-Annual Period, rebounding slightly from mid-March into April to finish the period down -4.11%. The Fund spent November flat (with no long positions) amid weakness in the benchmark commodities. In early December, the Commodity Fund initiated a modest long position with exposure to Corn and Wheat, contributing to a small loss for the month. As of January, the Fund remained long Corn and Wheat, initiating long exposure to Gold and ultimately finishing down for the month on the heels of a correction in the Agricultural sector. February witnessed mixed intra-month performance as the Commodity Fund added long exposure to Cotton and ended the month relatively flat. March saw the Commodity Fund shedding its underperforming long exposure to Wheat and Corn, ending the month down on poor performance from Gold and Cotton. The broad commodities market continued to lack any sustained upside into period end as the Commodity Fund remained only modestly exposed. The month of April was a positive one for the Commodity Fund as it gained back some ground on upside performance from Cotton, with Gold yielding a neutral contribution for the month.

The Direxion Indexed CVT Strategy Fund (the "CVT Strategy Fund") seeks investments results, before fees and expenses, which track the performance of the QES Synthetic Convertible Index. The QES Synthetic Convertible Index seeks to replicate the total return of the U.S. convertible bond market while also providing the potential for added liquidity and transparency and freedom from capital constraints that may impact convertible bond strategies. The QES Synthetic Convertible Index is designed to capture high correlation and similar overall returns to the convertible bond universe by investing in liquid market instruments with comparable characteristics to convertible bonds. During the Semi-Annual Period, the QES Synthetic Convertible Index returned 3.09%, while the CVT Strategy Fund returned 2.96%.

The CVT Strategy Fund showed a total return of 2.96% for the Semi-Annual Period. The Fund saw strong growth during the month of February, with strong returns in the Equity sector. As the market became less volatile into March, the CVT Strategy Fund began to move sideways and gave back some of its earlier gains. The convertible bond strategy aims to offer downside protection via exposure to fixed income and high yield instruments, while performing more like a stock in rising markets. As a result, the CVT Strategy Fund tends to appreciate in more turbulent markets. The CVT Strategy Fund continued a gradually positive trend until experiencing a sell-off in mid-April, where the CVT Strategy Fund and the equity markets both fell through the end of the month.

DIREXION SEMI-ANNUAL REPORT

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Regards,

Eric Falkeis	Patrick Rudnick
Principal Executive Officer	Principal Financial Officer

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call toll-free, 1.800.851.0511, or visit www.direxioninvestments.com.

An investment in the Funds involves risk, including the possible loss of principal. There is no guarantee the Funds will achieve their objective. The Funds are non-diversified and include risks associated with concentration risk which results from the Funds' investments in a particular industry or sector and can increase volatility over time. Diversification does not ensure a profit nor guarantee against loss. For certain Funds the performance of the portfolio is based upon the price movements of a physical commodity which may be subject to greater volatility. Certain Funds performance is linked to daily performance of the spot price of the exchange rate in foreign currencies which can be highly volatile due to political, economic and legal factors the Fund cannot control. The use of derivatives may subject the Funds to market risks that may cause their prices to fluctuate over time and may result in larger losses or smaller gains than investing in other financial instruments. Leverage by the Funds can accelerate the velocity of potential losses. Some Funds use investment techniques that may be considered aggressive and may entail a significantly higher than normal risk. For a detailed explanation of these risks, please read the prospectus. An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment.

An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 1-800-851-0511 or visit www.direxionfunds.com. The prospectus should be read carefully before investing.

The views in this report were those of the Adviser as of April 30, 2015 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The total Semi-Annual fund operating expense ratios of the Direxion Indexed Managed Futures Strategy Fund Class A, Direxion Indexed Commodity Strategy Fund Class A and Direxion Indexed CVT Strategy Fund is 1.45%, 1.26% and 1.51%, respectively, gross of any fee, waivers or expense reimbursements.

The total Semi-Annual fund operating expense ratios include Acquired Fund Fees and Expenses, indirect fees and expenses the Funds incur that are required to be disclosed. Without Acquired Fund Fees and Expenses, total Semi-Annual operating expense ratios of the Direxion Indexed Managed Futures Strategy Fund Class A, Direxion Indexed Commodity Strategy Fund Class A and Direxion Indexed CVT Strategy Fund is 1.45%, 1.26% and 1.35%, respectively. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The Adviser has contractually agreed to waive expenses of the Funds through September 1, 2016.

DIREXION SEMI-ANNUAL REPORT

The Auspice Managed Futures Excess Return Index aims to capture upward and downward trends in the commodity and financial markets. The Index will use a quantitative methodology to track either long or short positions in a diversified portfolio of 21 exchange-traded futures which cover the energy, metal, agricultural, interest rate, and currency sectors.

The Auspice Broad Commodities Excess Return Index aims to capture upward trends in the commodity markets while minimizing risk during downtrends. The index will use a quantitative methodology to track either long or flat positions in a diversified portfolio of 12 commodity futures which cover the energy, metal, and agricultural sectors.

The QES Synthetic Convertible Index seeks to replicate the total return of the US convertible bond market while also providing the potential for added liquidity and transparency and freedom from capital constraints that may impact convertible bond strategies.

The Barclays Capital U.S. Aggregate Bond Total Return Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States – including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

The Barclays Capital High Yield Very Liquid Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody's, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody's and S&P was used), and have $600 million or more of outstanding face value.

Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index. Index returns are adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect the expenses of the Fund.

Distributed by: Rafferty Capital Markets, LLC

DIREXION SEMI-ANNUAL REPORT

Expense Example

April 30, 2015 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (November 1, 2014 — April 30, 2015).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You will be charged a sales charge of 5.50% as a percentage of the offering price on your purchases of Class A shares of the Fund. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem Class A or Institutional Class shares of the Fund that have been held for less than 90 days. You may be charged a contingent deferred sales charge of 1.00% of the net amount of the redemption if you redeem Class A shares of the Fund within 24 months of purchase and a contingent deferred sales charge of 1.00% on Class C shares of the Fund within 12 months of purchase. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, redemption fees, sales charges (loads), returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DIREXION SEMI-ANNUAL REPORT

Expense Example Table

April 30, 2015 (Unaudited)

	Expense Ratio[1]	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period[2]
Direxion Indexed Commodity Strategy Fund (Consolidated) Class A
Based on actual fund return	1.26%	$1,000.00	$958.90	$6.12
Based on hypothetical 5% return	1.26%	1,000.00	1,018.55	6.31
Direxion Indexed Commodity Strategy Fund (Consolidated) Institutional Class
Based on actual fund return	1.01%	1,000.00	960.00	4.91
Based on hypothetical 5% return	1.01%	1,000.00	1,019.79	5.06
Direxion Indexed Commodity Strategy Fund (Consolidated) Class C
Based on actual fund return	2.01%	1,000.00	955.30	9.74
Based on hypothetical 5% return	2.01%	1,000.00	1,014.83	10.04
Direxion Indexed Managed Futures Strategy Fund (Consolidated) Class A
Based on actual fund return	1.45%	1,000.00	1,069.30	7.44
Based on hypothetical 5% return	1.45%	1,000.00	1,017.60	7.25
Direxion Indexed Managed Futures Strategy Fund (Consolidated) Institutional Class
Based on actual fund return	1.20%	1,000.00	1,070.40	6.16
Based on hypothetical 5% return	1.20%	1,000.00	1,018.84	6.01
Direxion Indexed Managed Futures Strategy Fund (Consolidated) Class C
Based on actual fund return	2.20%	1,000.00	1,064.90	11.26
Based on hypothetical 5% return	2.20%	1,000.00	1,013.89	10.99
Direxion Indexed CVT Strategy Fund Investor Class
Based on actual fund return	1.36%	1,000.00	1,029.60	6.84
Based on hypothetical 5% return	1.36%	1,000.00	1,018.05	6.80

1  Annualized

2  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period of November 1, 2014 to April 30, 2015, then divided by 365.

Allocation of Portfolio Holdings

April 30, 2015 (Unaudited)

	Cash*	Investment Companies	Futures		Swaps	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	99%	—	1%		—	100%
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	100%	—	0	%**	—	100%
Direxion Indexed CVT Strategy Fund	62%	39%	0	%**	(1)%	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash, cash equivalents and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION SEMI-ANNUAL REPORT

Direxion Indexed Commodity Strategy Fund (Consolidated)

Schedule of Investments

April 30, 2015 (Unaudited)

Fair Value
No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	60,110,546
TOTAL NET ASSETS - 100.0%	$60,110,546

Percentages are stated as a percent of net assets.

(a)  $184,815 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

April 30, 2015 (Unaudited)

Contracts		Unrealized Appreciation/ (Depreciation)
267	Cotton No. 2 Futures (b) Expiring July 2015 (Underlying Face Amount at Market Value $9,061,980)	$324,239
67	Gold Futures (b) Expiring June 2015 (Underlying Face Amount at Market Value $7,922,080)	86,849
		$411,088

(b)  Contracts held by Direxion CTS Fund. See Note 1.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Indexed Managed Futures Strategy Fund (Consolidated)

Schedule of Investments

April 30, 2015 (Unaudited)

Fair Value
No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	99,517,013
TOTAL NET ASSETS - 100.0%	$99,517,013

Percentages are stated as a percent of net assets.

(a)  $4,682,546 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

April 30, 2015 (Unaudited)

Contracts		Unrealized Appreciation/ (Depreciation)
418	Cotton No. 2 Futures (b) Expiring July 2015 (Underlying Face Amount at Market Value $14,186,920)	$504,213
109	Gold Futures (b) Expiring June 2015 (Underlying Face Amount at Market Value $12,888,160)	141,291
86	U.S. 5 Year T-Note Futures Expiring June 2015 (Underlying Face Amount at Market Value $10,331,422)	93,068
50	U.S. 10 Year T-Note Futures Expiring June 2015 (Underlying Face Amount at Market Value $6,418,750)	49,808
36	U.S. Dollar Index Futures Expiring June 2015 (Underlying Face Amount at Market Value $3,409,704)	(125,992)
27	U.S. Long T-Bond Futures Expiring June 2015 (Underlying Face Amount at Market Value $4,309,031)	(47,920)
		$614,468

Short Futures Contracts

April 30, 2015 (Unaudited)

Contracts		Unrealized Appreciation/ (Depreciation)
46	Australian Dollar Futures Expiring June 2015 (Underlying Face Amount at Market Value $3,632,160)	$(101,833)
46	British Pound Futures Expiring June 2015 (Underlying Face Amount at Market Value $4,414,275)	(91,022)
52	Canadian Dollar Futures Expiring June 2015 (Underlying Face Amount at Market Value $4,299,360)	(182,715)
114	Copper Futures (b) Expiring July 2015 (Underlying Face Amount at Market Value $8,226,525)	(517,702)
643	Corn Futures (b) Expiring September 2015 (Underlying Face Amount at Market Value $11,983,913)	560,214
27	Euro FX Futures Expiring June 2015 (Underlying Face Amount at Market Value $3,802,275)	(133,245)
87	Gasoline RBOB Futures (b) Expiring June 2015 (Underlying Face Amount at Market Value $7,472,795)	(395,689)
38	Japanese Yen Futures Expiring June 2015 (Underlying Face Amount at Market Value $3,979,550)	(39,330)
92	NY Harbor ULSD Futures (b) Expiring December 2015 (Underlying Face Amount at Market Value $7,915,404)	(1,259,097)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Indexed Managed Futures Strategy Fund (Consolidated)

Short Futures Contracts

April 30, 2015 (Unaudited)

Contracts		Unrealized Appreciation/ (Depreciation)
111	Natural Gas Futures (b) Expiring January 2016 (Underlying Face Amount at Market Value $3,591,960)	$307,352
42	Silver Futures (b) Expiring July 2015 (Underlying Face Amount at Market Value $3,392,130)	(20,738)
148	Soybean Futures (b) Expiring July 2015 (Underlying Face Amount at Market Value $7,222,400)	299,145
372	Sugar No. 11 Futures (b) Expiring March 2016 (Underlying Face Amount at Market Value $6,128,774)	(89,889)
87	WTI Crude Oil Futures (b) Expiring December 2015 (Underlying Face Amount at Market Value $5,487,090)	939,104
332	Wheat Futures (b) Expiring December 2015 (Underlying Face Amount at Market Value $8,337,350)	150,819
		$(574,626)

(b)  Contracts held by Direxion MFS Fund. See Note 1.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Indexed CVT Strategy Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares		Fair Value
INVESTMENT COMPANIES - 38.8%
526,728	iShares iBoxx $ High Yield Corporate Bond ETF	$47,926,981
	TOTAL INVESTMENT COMPANIES (Cost $47,774,308)	$47,926,981
	TOTAL INVESTMENTS (Cost $47,774,308) - 38.8%	$47,926,981
	Other Assets in Excess of Liabilities - 61.2% (a)(b)	75,665,952
	TOTAL NET ASSETS - 100.0%	$123,592,933

Percentages are stated as a percent of net assets.

(a)  Includes $22,636,000 cash segregated as collateral for swap contracts.

(b)  $111,425 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

April 30, 2015 (Unaudited)

Contracts		Unrealized Appreciation/ (Depreciation)
116	U.S. 5 Year T-Note Futures Expiring June 2015 (Underlying Face Amount at Market Value $13,935,406)	$(8,804)

Long Equity Swap Contracts

April 30, 2015 (Unaudited)

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares 3-7 Year Treasury Bond ETF	913	$113,189	(0.530)%	8/6/2015	$(81)
Credit Suisse International	iShares Russell 2000 ETF	365,383	45,531,112	(0.180)%	8/6/2015	(1,254,636)
Credit Suisse International	iShares iBoxx $ Investment Grade Corporate Bond ETF	226,329	27,537,132	(0.530)%	8/6/2015	(242,067)
Credit Suisse International	SPDR S&P 500 ETF Trust	187,053	38,916,774	(0.530)%	8/6/2015	85,462
			$112,098,207			$(1,411,322)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets & Liabilities

April 30, 2015 (Unaudited)

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Direxion Indexed CVT Strategy Fund
Assets:
Investments, at fair value (Note 2)	$—	$—	$47,926,981
Cash	59,448,459	94,443,532	54,530,167
Receivable for Fund shares sold	133,948	620,073	37,762
Deposit at broker for futures	184,815	4,682,546	111,425
Deposit at broker for swaps	—	—	22,636,000
Due from broker for swaps	—	—	72,909
Due from broker for futures	491,795	1,342,506	3,415
Dividends and interest receivable	299	498	258
Total Assets	60,259,316	101,089,155	125,318,917
Liabilities:
Payable for Fund shares redeemed	16,873	162,025	185,748
Due to broker for swaps	—	—	81
Unrealized depreciation on swaps	—	—	1,411,322
Due to broker for futures	—	998,618	—
Payable for variation margin	79,455	292,775	11,781
Accrued investment advisory fees	41,590	81,048	68,968
Accrued operating services fees	7,828	21,328	32,185
Accrued distribution expenses	3,024	16,348	15,899
Total Liabilities	148,770	1,572,142	1,725,984
Net Assets	$60,110,546	$99,517,013	$123,592,933
Net Assets Consist of:
Capital stock	$62,859,110	$87,976,189	$129,708,573
Undistributed (accumulated) net investment income (loss)	(1,037,428)	(1,729,983)	101,613
Undistributed (accumulated) net realized gain (loss)	(2,122,224)	13,230,965	(4,949,800)
Net unrealized appreciation (depreciation) on:
Investments	—	—	152,673
Futures	411,088	39,842	(8,804)
Swaps	—	—	(1,411,322)
Total Net Assets	$60,110,546	$99,517,013	$123,592,933
Cost of Investments	$—	$—	$47,774,308

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets & Liabilities, continued

April 30, 2015 (Unaudited)

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Direxion Indexed CVT Strategy Fund
Class A:
Net assets	$10,854,353	$32,588,170
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	654,516	789,808	N/A
Net asset value, redemption price and offering price per share	$16.58	$41.26	N/A
Institutional Class:
Net assets	$46,230,816	$58,589,563
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	2,755,718	1,409,335	N/A
Net asset value, redemption price and offering price per share	$16.78	$41.57	N/A
Class C:
Net assets	$3,025,377	$8,339,280
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	188,937	207,233	N/A
Net asset value, redemption price and offering price per share	$16.01	$40.24	N/A
Investor Class:
Net assets			$123,592,933
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	N/A	N/A	2,717,696
Net asset value, redemption price and offering price per share	N/A	N/A	$45.4771

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations

For the Six Months Ended April 30, 2015 (Unaudited)

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Direxion Indexed CVT Strategy Fund
Investment Income:
Dividend income	$—	$—	$1,224,864
Interest income	7,213	13,018	6,422
Total investment income	7,213	13,018	1,231,286
Expenses:
Investment advisory fees	238,196	491,466	423,263
Operating services fees	44,837	129,333	197,522
Distribution expenses — Class A	13,025	43,403	—
Distribution expenses — Class C	16,960	41,066	—
Distribution expenses — Investor Class	—	—	141,087
Excise tax	—	—	6,822
Total expenses	313,018	705,268	768,694
Less: reimbursement of expenses from Adviser	—	—	—
Net Expenses	313,018	705,268	768,694
Net investment income (loss)	(305,805)	(692,250)	462,592
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	—	—	(3,417,373)
Futures	(2,122,224)	14,294,678	311,892
Swaps	—	—	2,597,476
	(2,122,224)	14,294,678	(508,005)
Change in net unrealized appreciation (depreciation) on:
Investments	—	—	163,768
Futures	411,088	(7,601,262)	44,247
Swaps	—	—	(3,782,128)
	411,088	(7,601,262)	(3,574,113)
Net realized and unrealized gain (loss) on investments	(1,711,136)	6,693,416	(4,082,118)
Net increase (decrease) in net assets resulting from operations	$(2,016,941)	$6,001,166	$(3,619,526)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Indexed Commodity Strategy Fund (Consolidated)		Direxion Indexed Managed Futures Strategy Fund (Consolidated)
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(305,805)	$(880,805)	$(692,250)	$(1,313,649)
Net realized gain (loss) on investments	(2,122,224)	(7,153,920)	14,294,678	(6,059,844)
Change in net unrealized appreciation (depreciation) on investments	411,088	923,921	(7,601,262)	7,796,847
Net increase (decrease) in net assets resulting from operations	(2,016,941)	(7,110,804)	6,001,166	423,354
Distributions to shareholders:
Net realized gains
Class A Shares	—	—	(126,862)	—
Institutional Class Shares	—	—	(219,527)	—
Class C Shares	—	—	(31,125)	—
Total distributions to shareholders	—	—	(377,514)	—
Capital share transactions:
Total increase (decrease) in net assets from net change in capital share transactions(a)	2,930	4,924,704	4,134,321	(29,062,895)
Total increase (decrease) in net assets	(2,014,011)	(2,186,100)	9,757,973	(28,639,541)
Net assets:
Beginning of year/period	62,124,557	64,310,657	89,759,040	118,398,581
End of year/period	$60,110,546	$62,124,557	$99,517,013	$89,759,040
Undistributed net investment loss, end of year/period	$(1,037,428)	$(731,623)	$(1,729,983)	$(1,037,733)

(a)  Summary of capital share transactions is as follows:

	Direxion Indexed Commodity Strategy Fund (Consolidated)				Direxion Indexed Managed Futures Strategy Fund (Consolidated)
	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31, 2014		Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31, 2014
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold
Class A Shares	200,490	$3,358,977	944,270	$17,788,021	266,545	$11,263,144	400,744	$14,861,557
Institutional Class Shares	1,430,580	24,424,998	2,598,064	48,583,825	419,125	17,853,128	1,092,897	40,710,985
Class C Shares	13,816	224,707	85,704	1,563,848	49,066	2,023,962	124,926	4,536,131
Shares issued in reinvestment of distributions
Class A Shares	—	—	—	—	2,828	120,267	—	—
Institutional Class Shares	—	—	—	—	4,375	187,333	—	—
Class C Shares	—	—	—	—	704	29,285	—	—
Shares redeemed
Class A Shares	(209,655)	(3,562,071)	(2,371,857)	(43,406,540)	(270,430)	(11,378,215)	(1,065,260)	(38,334,105)
Institutional Class Shares	(1,341,524)	(23,351,568)	(978,767)	(17,924,020)	(339,547)	(14,339,206)	(1,369,662)	(49,374,811)
Class C Shares	(66,293)	(1,092,113)	(94,208)	(1,680,430)	(39,306)	(1,625,377)	(41,087)	(1,462,652)
Net increase (decrease)	27,414	$2,930	183,206	$4,924,704	93,360	$4,134,321	(857,442)	$(29,062,895)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Indexed CVT Strategy Fund
	Six Months Ended April 30, 2015 (Unaudited)	February 5, 2014[1] through October 31, 2014
Increase (Decrease) in net assets from:
Operations:
Net investment income	$462,592	$126,610
Net realized loss on investments	(508,005)	(4,441,795)
Change in net unrealized appreciation (depreciation) on investments	(3,574,113)	2,306,660
Net decrease in net assets resulting from operations	(3,619,526)	(2,008,525)
Distributions to shareholders:
Net investment income:
Investor Class Shares	(487,589)	—
Total distributions to shareholders	(487,589)	—
Capital share transactions:
Total increase (decrease) in net assets from net change in capital share transactions(a)	(51,223,059)	180,931,632
Total increase (decrease) in net assets	(55,330,174)	178,923,107
Net assets:
Beginning of year/period	178,923,107	—
End of year/period	$123,592,933	$178,923,107
Undistributed net investment income, end of year/period	$101,613	$126,610

(a)  Summary of capital share transactions is as follows:

	Direxion Indexed CVT Strategy Fund
	Six Months Ended April 30, 2015 (Unaudited)		February 5, 2014[1] through October 31, 2014
	Shares	Value	Shares	Value
Shares sold
Investor Class Shares	5,696,009	$257,800,401	9,243,847	$404,680,123
Shares issued in reinvestment of distributions
Investor Class Shares	1,186	51,005	—	—
Shares redeemed
Investor Class Shares	(6,993,138)	(309,074,465)	(5,230,208)	(223,748,491)
Net increase (decrease)	(1,295,943)	$(51,223,059)	4,013,639	$180,931,632

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2015 (Unaudited)

														RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Redemption Fees Paid to Fund		Net Asset Value, End of Year/ Period	Total Return[2]	Net Assets, End of Year/ Period (,000)	Total Expenses[3]	Net Expenses[3]	Net Investment Income (Loss) After Expense Reimbursement/ Recoupment[3]	Portfolio Turnover Rate[4]
Direxion Indexed Commodity Strategy Fund (Consolidated)
Class A Shares
Six Months Ended April 30, 2015 (Unaudited)	$17.29	$(0.10)	$(0.61)	$(0.71)	$—	$—	$—	$—	$	—[5]	$16.58	(4.11)%	$10,854	1.26%	1.26%	(1.23)%	0%
Year ended October 31, 2014	$18.96	(0.23)	(1.44)	(1.67)	—	—	—	—		—[5]	$17.29	(8.81)%	$11,477	1.26%	1.26%	(1.23)%	0%
Year ended October 31, 2013	$20.32	(0.24)	(1.12)	(1.36)	—	—	—	—		—[5]	$18.96	(6.69)%	$39,656	1.26%	1.26%	(1.20)%	0%
Year ended October 31, 2012	$21.23	(0.28)	(0.64)	(0.92)	—	—	—	—		0.01	$20.32	(4.29)%	$37,480	1.42%	1.42%	(1.33)%	0%
Year ended October 31, 2011	$25.43	(0.46)	(3.77)	(4.23)	—	—	—	—		0.03	$21.23	(16.52)%	$60,639	1.74%	1.74%	(1.69)%	0%
Year ended October 31, 2010	$28.81	(0.43)	(2.19)	(2.62)	(0.77)	—	—[5]	(0.77)		0.01	$25.43	(9.24)%	$126,967	1.78%	1.78%	(1.66)%	0%
Institutional Class Shares
Six Months Ended April 30, 2015 (Unaudited)	$17.48	(0.08)	(0.62)	(0.70)	—	—	—	—		—[5]	$16.78	(4.00)%	$46,231	1.01%	1.01%	(0.98)%	0%
Year ended October 31, 2014	$19.12	(0.18)	(1.46)	(1.64)	—	—	—	—		—[5]	$17.48	(8.58)%	$46,602	1.01%	1.01%	(0.99)%	0%
Year ended October 31, 2013	$20.44	(0.19)	(1.13)	(1.32)	—	—	—	—		—[5]	$19.12	(6.46)%	$20,026	1.01%	1.01%	(0.95)%	0%
Year ended October 31, 2012	$21.29	(0.21)	(0.64)	(0.85)	—	—	—	—		—[5]	$20.44	(3.99)%	$14,610	1.09%	1.09%	(1.00)%	0%
Year ended October 31, 2011	$25.46	(0.32)	(3.85)	(4.17)	—	—	—	—		—[5]	$21.29	(16.38)%	$26,772	1.24%	1.24%	(1.19)%	0%
Year ended October 31, 2010	$28.87	(0.30)	(2.24)	(2.54)	(0.87)	—	—	(0.87)		—[5]	$25.46	(8.98)%	$21,317	1.27%	1.27%	(1.16)%	0%
Class C Shares
Six Months Ended April 30, 2015 (Unaudited)	$16.76	(0.16)	(0.59)	(0.75)	—	—	—	—		—	$16.01	(4.47)%	$3,025	2.01%	2.01%	(1.98)%	0%
Year ended October 31, 2014	$18.52	(0.36)	(1.40)	(1.76)	—	—	—	—		—	$16.76	(9.50)%	$4,046	2.01%	2.01%	(1.98)%	0%
Year ended October 31, 2013	$20.00	(0.38)	(1.10)	(1.48)	—	—	—	—		—	$18.52	(7.40)%	$4,629	2.01%	2.01%	(1.95)%	0%
Year ended October 31, 2012	$21.03	(0.41)	(0.62)	(1.03)	—	—	—	—		—	$20.00	(4.90)%	$4,115	2.08%	2.08%	(1.99)%	0%
Year ended October 31, 2011	$25.35	(0.57)	(3.75)	(4.32)	—	—	—	—		—[5]	$21.03	(17.04)%	$4,943	2.24%	2.24%	(2.20)%	0%
March 4, 2010[6] to October 31, 2010	$25.46	(0.33)	0.22	(0.11)	—	—	—	—		—	$25.35	(0.43)%	$372	2.24%	2.24%	(2.10)%	0%

1  Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

2  All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized. Class C returns do not include the contingent deferred sales charge.

3  For periods of less than one year, these ratios are annualized.

4  Portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, forward contracts, futures contracts and repurchase agreements are deemed short-term securities.

5  Amount is less than $0.005.

6  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2015 (Unaudited)

													RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Redemption Fees Paid to Fund	Net Asset Value, End of Year/ Period	Total Return[2]	Net Assets, End of Year/ Period (,000)	Total Expenses[3]	Net Expenses[3]	Net Investment Income (Loss) After Expense Reimbursement/ Recoupment[3]	Portfolio Turnover Rate[4]
Direxion Indexed Managed Futures Strategy Fund (Consolidated)
Class A Shares
Six Months Ended April 30, 2015 (Unaudited)	$38.73	$(0.30)	$2.97	$2.67	$—	$(0.16)	$—	$(0.16)	$0.02	$41.26	6.93%	$32,588	1.45%	1.45%	(1.42)%	0%
Year ended October 31, 2014	$37.29	(0.52)	1.96	1.44	—	—	—	—	—[5]	$38.73	3.86%	$30,629	1.45%	1.45%	(1.42)%	0%
Year ended October 31, 2013	$37.94	(0.54)	(0.11)	(0.65)	—	—	—	—	—[5]	$37.29	(1.71)%	$54,271	1.45%	1.45%	(1.40)%	0%
February 1, 2012[6] to October 31, 2012	$40.00	(0.38)	(1.68)	(2.06)	—	—	—	—	—[5]	$37.94	(5.15)%	$40,588	1.45%	1.45%	(1.32)%	0%
Institutional Class Shares
Six Months Ended April 30, 2015 (Unaudited)	$38.98	(0.25)	2.99	2.74	—	(0.16)	—	(0.16)	0.01	$41.57	7.04%	$58,590	1.20%	1.20%	(1.17)%	0%
Year ended October 31, 2014	$37.43	(0.43)	1.97	1.54	—	—	—	—	0.01	$38.98	4.14%	$51,666	1.20%	1.20%	(1.17)%	0%
Year ended October 31, 2013	$37.98	(0.44)	(0.12)	(0.56)	—	—	—	—	0.01	$37.43	(1.45)%	$59,972	1.20%	1.20%	(1.15)%	0%
February 1, 2012[6] to October 31, 2012	$40.00	(0.32)	(1.70)	(2.02)	—	—	—	—	—[5]	$37.98	(5.05)%	$11,355	1.20%	1.20%	(1.08)%	0%
Class C Shares
Six Months Ended April 30, 2015 (Unaudited)	$37.93	(0.44)	2.91	2.47	—	(0.16)	—	(0.16)	—	$40.24	6.49%	$8,339	2.20%	2.20%	(2.17)%	0%
Year ended October 31, 2014	$36.80	(0.77)	1.90	1.13	—	—	—	—	—	$37.93	3.07%	$7,464	2.20%	2.20%	(2.17)%	0%
Year ended October 31, 2013	$37.72	(0.81)	(0.11)	(0.92)	—	—	—	—	—	$36.80	(2.44)%	$4,155	2.20%	2.20%	(2.15)%	0%
February 1, 2012[6] to October 31, 2012	$40.00	(0.60)	(1.68)	(2.28)	—	—	—	—	—	$37.72	(5.70)%	$1,560	2.20%	2.20%	(2.07)%	0%
Direxion Indexed CVT Strategy Fund
Investor Class Shares
Six Months Ended April 30, 2015 (Unaudited)	$44.5788	0.1830	1.1107	1.2937	(0.3954)	—	—	(0.3954)	—	$45.4771	2.96%	$123,593	1.36%	1.36%	0.82%	214%
February 5, 2014[6] to October 31, 2014	$40.0000	0.2370	4.3418	4.5788	—	—	—	—	—	$44.5788	11.45%	$178,923	1.35%	1.27%	0.76%[7]	840%

1  Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

2  All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized. Class C returns do not include the contingent deferred sales charge.

3  For periods of less than one year, these ratios are annualized.

4  Portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, forward contracts, futures contracts and repurchase agreements are deemed short-term securities.

5  Amount is less than $0.005.

6  Commencement of operations.

7  Net Investment income (loss) ratio before expense reimbursement/recoupment for the period ended October 31, 2014 was 0.67%.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Funds

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2015 (Unaudited)

1.  ORGANIZATION

Direxion Funds (the "Trust") was organized as a Massachusetts Business Trust on June 6, 1997, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 16 series of which 3 are included in this report: Direxion Indexed Commodity Strategy Fund, Direxion Indexed Managed Futures Strategy Fund and Direxion Indexed CVT Strategy Fund (formerly Direxion Indexed Synthetic Convertible Strategy Fund) (each a "Fund" and collectively, the "Funds"). Each Fund is a non-diversified series of the Trust pursuant to the 1940 Act. The Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund offer Class A, Class C and Institutional Class Shares. The Direxion Indexed CVT Strategy Fund offers Investor Class shares. Class A shares are sold by the Funds directly without the services of a financial advisor. A sales load of 5.50% is imposed on purchases of Class A shares. Class C shares are offered primarily by authorized securities brokers and other financial intermediaries. Class C shares may be subject to a contingent deferred sales charge for one year. Institutional Class shares are sold by financial advisors that provide services to the Funds. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Direxion Indexed Commodity Strategy Fund is managed to track the performance of the Auspice Broad Commodities Excess Return Index. The Auspice Broad Commodities Excess Return Index is a long/flat commodities index. A long/flat approach allows the Fund to attempt to take advantage of higher commodity prices, and at the same time shift into a cash position of an individual commodity that shows a downward trend in price. The Fund invests in a combination of commodity-linked derivatives, other investment companies and fixed income securities directly and/or indirectly through its wholly-owned Subsidiary ("CTS Fund") in order to track the returns of the Auspice Broad Commodities Excess Return Index within the limitation of the federal tax requirements applicable to regulated investment companies.

The Direxion Indexed Managed Futures Strategy Fund seeks investment results that track the performance of the Auspice Managed Futures Excess Return Index. The Auspice Managed Futures Excess Return Index aims to capture upward and downward trends in the commodity, currency and financial markets using a quantitative methodology to track prices of a diversified portfolio of traditional commodity, financial and currency futures contracts. The Fund primarily invests in a combination of (long and short) commodity, currency and financial futures, commodity-linked notes, swap contracts, other investment companies and fixed income securities directly and/or indirectly primarily through its wholly-owned subsidiary ("MFS Fund") in order to track the returns of the Auspice Managed Futures Excess Returns Index within the limitation of the federal tax requirements applicable to regulated investment companies.

The Direxion Indexed CVT Strategy Fund is managed to track the performance of the QES Synthetic Convertible Index by investing in a combination of securities and/or financial instruments that provide exposure to the Index. The financial instruments in which this Fund may invest include stock index or fixed income futures contracts, swap agreements and options on securities and on stock indices. The Fund may also invest in exchange-traded funds ("ETFs") and fixed income securities that include U.S. Government investment grade and high yield fixed-income securities, commonly known as "junk bonds". Additionally, the Fund may invest the collateral related to financial instruments in U.S. Government securities, investment grade short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents that have terms to maturity of less than 297 days and have high quality credit profiles.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern Time ("Valuation Time")), each

DIREXION SEMI-ANNUAL REPORT

day the NYSE is open for business. Equity securities and ETFs are valued at their last sales price, or if not available, at the average of the last bid and ask prices. Investments in open-end mutual funds are valued at their respective quoted NAVs on the valuation date. Futures are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Options are valued at the composite price, using the National Best Bid and Offer quotes ("NBBO"). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, the composite pricing calculates the mean of the highest bid and lowest ask price across the exchanges where the option is traded. Over-the-counter securities are valued at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Short-term debt securities with a remaining maturity of 60 days or less and money market securities are valued using the amortized cost method. Other debt securities are valued by using the mean prices provided by the Fund's pricing service or, if such services are unavailable, by a pricing matrix method. Securities or swap contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides valuation that in the judgement of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Repurchase Agreements – Each Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust's policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose fair value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement, including accrued interest. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Funds invested in repurchase agreements during the six months ended April 30, 2015; however, they were not invested in repurchase agreements at April 30, 2015.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). A Fund enters into master confirmation agreements with each counterparty. These agreements calculate the obligations of the parties on a "net basis". Consequently, a Fund's current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. A Fund's obligations are accrued daily and offset by any amounts owed to the Fund. However, a Fund does not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such master confirmation agreements. The Direxion Indexed CVT Strategy Fund was invested in equity swap contracts at April 30, 2015.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular referenced securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such referenced securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus

DIREXION SEMI-ANNUAL REPORT

dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps."

Each Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011 – 11"), which requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master confirmation agreement. ASU 2011-11 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master confirmation arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging).

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives ("OTC"), including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of April 30, 2015, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following table.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at April 30, 2015 is detailed in the following table. If such credit risk-related contingencies were triggered the counterparties would have the option to terminate any positions open under the master netting agreement.

DIREXION SEMI-ANNUAL REPORT

Description: Swap Contract

Counterparty: Credit Suisse International

		Assets: Gross Amounts not offset in the Statements of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statements of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount[2]
Direxion Indexed CVT Strategy Fund	$—	$—	$—	$—	$1,411,322	$—	$1,411,322[1]	$—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

d) Futures Contracts and Options on Futures Contracts – Each Fund may purchase and sell futures contracts and options on futures contracts. A Fund may use futures contracts to gain exposure to changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Funds were invested in futures contracts during the six months ended April 30, 2015.

e) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the six months ended April 30, 2015.

f) Basis for Consolidation – The Direxion Indexed Commodity Strategy Fund may invest up to 25% of its total assets in the CTS Fund. The CTS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Indexed Commodity Strategy Fund. The CTS Fund acts as an investment vehicle in order to enter into certain investments for the Direxion Indexed Commodity Strategy Fund consistent with the Direxion Indexed Commodity Strategy Fund's investment objectives and policies specified in its prospectus and statement of additional information. As of April 30, 2015, net assets of the Direxion Indexed Commodity Strategy Fund were $60,110,545 of which $2,637,475, or approximately 4.39%, represented the Direxion Indexed Commodity Strategy Fund's ownership of all issued shares and voting rights of the CTS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

The Direxion Indexed Managed Futures Strategy Fund may invest up to 25% of its total assets in the MFS Fund. The MFS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Indexed Managed Futures Strategy Fund. The MFS Fund acts as an investment vehicle in order to enter into certain investments for the Direxion Indexed Managed Futures Strategy Fund consistent with the Direxion Indexed Managed Futures Strategy Fund's investment objectives and policies specified in its prospectus and statement of additional information. As of April 30, 2015, net assets of the Direxion Indexed Managed Futures Strategy Fund were $99,517,013 of which $17,154,698, or approximately 17.24%, represented the Direxion Indexed Managed Futures Strategy Fund's ownership of all issued shares and voting rights of the MFS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

DIREXION SEMI-ANNUAL REPORT

g) Risks of Investing Commodity-Linked Derivatives – Both the Direxion Indexed Commodity Strategy Fund and the Direxion Indexed Managed Futures Strategy Fund, through their investment in their subsidiaries, hold commodity-linked derivatives. Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

h) Investment Transactions – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

i) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes and excise taxes. No provision for federal income taxes has been made.

j) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Expenses are charged to the Funds daily. Expenses are computed based on each Fund's respective daily net assets. For an additional discussion on expenses, refer to Note 4. Income and expenses are allocated to each class of shares based upon relative net assets.

k) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions during the six months ended April 30, 2015 and the period ended October 31, 2014, were as follows:

	Direxion Indexed Commodity Strategy Fund (Consolidated)		Direxion Indexed Managed Futures Strategy Fund (Consolidated)
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
Distributions paid from:
Ordinary Income	$—	$—	$—	$—
Long-Term Capital Gains	—	—	377,514	—
Total Distributions paid	$—	$—	$377,514	$—

DIREXION SEMI-ANNUAL REPORT

	Direxion Indexed CVT Strategy Fund[1]
	Six Months Ended April 30, 2015 (Unaudited)	Period of February 5, 2014 to October 31, 2014
Distributions paid from:
Ordinary Income	$487,589	$—
Long-Term Capital Gains	—	—
Total Distributions paid	$487,589	$—

1  Commenced operations on February 5, 2014.

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2014. To the extent necessary to fully distribute such capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

As of October 31, 2014, the components of distributable earnings of the Funds on a tax basis were as follows:

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Direxion Indexed CVT Strategy Fund
Net unrealized appreciation (depreciation)	$—	$—	$(968,205)
Undistributed ordinary income	—	—	126,610
Undistributed long-term capital gain	—	377,512	—
Total distributable earnings	—	377,512	126,610
Other accumulated gain/(loss)	(731,623)	5,539,660	(1,166,930)
Total accumulated gain/(loss)	$(731,623)	$5,917,172	$(2,008,525)

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales and investments in PFIC. Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, post-October capital loss deferrals and/or unrealized gain/(loss) on derivative positions.

The cost basis for investments for federal income tax purposes as of April 30, 2015 was as follows:

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Direxion Indexed CVT Strategy Fund
Tax cost of investments	$—	$—	$48,731,418
Gross unrealized appreciation	—	—	152,673
Gross unrealized depreciation	—	—	(957,110)
Net unrealized (depreciation)	$—	$—	$(804,437)

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2015.

DIREXION SEMI-ANNUAL REPORT

At October 31, 2014, the following Funds deferred, on a tax basis, qualified late year losses of:

Late Year Ordinary Losses
Direxion Indexed Commodity Strategy Fund (Consolidated)	$(731,623)
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	(1,037,733)
Direxion Indexed CVT Strategy Fund	—

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term.

At October 31, 2014, the following Funds had capital loss carryforwards on a tax basis of:

	ST	LT	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	$—	$—	$—
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	—	—	—	No Expiration
Direxion Indexed CVT Strategy Fund	(3,498,052)	(39,684)	(3,537,736)

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of April 30, 2015, open Federal and state income tax years include the tax years ended October 31, 2011 through October 31, 2014. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

l) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

m) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INVESTMENT TRANSACTIONS

During the six months ended April 30, 2015, the aggregate purchases and sales of investments (excluding short-term investments, swaps, futures and forward currency exchange contracts) were:

	Purchases	Sales
Direxion Indexed CVT Strategy Fund	$100,506,060	$114,228,884

The Funds had no purchases or sales of long-term U.S. Government securities for the six months ended April 30, 2015.

DIREXION SEMI-ANNUAL REPORT

4.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Fees: The Funds have entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, applied to each Fund's average daily net assets at the annual rates presented below:

Direxion Indexed Commodity Strategy Fund	0.85%
Direxion Indexed Managed Futures Strategy Fund	0.95%
Direxion Indexed CVT Strategy Fund	0.75%

Operating Services Agreement: The Funds have entered into an Operating Services Agreement (the "Agreement") with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Funds except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-today operations of the Funds through September 1, 2016.

In consideration for the services rendered pursuant to the Agreement, the Funds will pay to the Adviser, as compensation for the services provided by the Adviser under the Agreement, a monthly fee. The monthly fee is calculated on an annualized basis on the daily average net assets of each Fund and the below amount:

Direxion Indexed Commodity Strategy Fund	0.16%
Direxion Indexed Managed Futures Strategy Fund	0.25%
Direxion Indexed CVT Strategy Fund	0.35%

Distribution Expenses: Shares of the Funds are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets. The Investor Class and Class A shares of the Funds currently pay a 12b-1 fee of 0.25% of the Funds' Class A average daily net assets. The Class C shares of the Funds currently pay a 12b-1 fee of 1.00% of the Funds' Class C average daily net assets. The Institutional Class shares of the Funds do not pay a 12b-1 fee.

Rafferty Capital Markets, LLC (the "Distributor") serves as principal underwriter of the Funds and acts as the Funds' distributor in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

5.  VALUATION MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing investments are not an indication of the credit risk associated with investing in those financial instruments.

The follow is a summary of the inputs used to value the Funds' investments as of April 30, 2015:

	Direxion Indexed Commodity Strategy Fund (Consolidated)
	Level 1	Level 2	Level 3	Total
Short-Term Investments	$—	$—	$—	$—
Other Financial Instruments*	411,088	—	—	411,088

DIREXION SEMI-ANNUAL REPORT

	Direxion Indexed Managed Futures Strategy Fund (Consolidated)
	Level 1	Level 2	Level 3	Total
Short-Term Investments	$—	$—	$—	$—
Other Financial Instruments*	39,842	—	—	39,842
	Direxion Indexed CVT Strategy Fund
	Level 1	Level 2	Level 3	Total
Investment Companies-Fixed Income	$47,926,981	$—	$—	$47,926,981
Other Financial Instruments*	(8,804)	(1,411,322)	—	(1,420,126)

For further detail on each asset class, see Schedules of Investments.

*  Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as futures and swap contracts. Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the six months ended April 30, 2015. There were no Level 3 securities held by the Funds during the six months ended April 30, 2015. It is the Funds' policy to recognize transfers into Level 3 at the value as of the beginning of the period.

6.  ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of April 30, 2015, the Funds were invested in swap contracts and futures contracts.

DIREXION SEMI-ANNUAL REPORT

At April 30, 2015, the fair value of derivatives instruments, by primary risk, were as follows:

Asset Derivatives[1]
		Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	Futures contracts*	$411,088	$—	$—	$—	$—	$411,088
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Futures contracts*	2,902,138	—	—	—	142,876	3,045,014
Liability Derivatives[2]
		Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Futures contracts*	$2,283,115	$—	$674,137	$—	$47,920	$3,005,172
Direxion Indexed CVT Strategy Fund	Swap contracts	—	242,067	—	1,169,174	81	1,411,322
Direxion Indexed CVT Strategy Fund	Futures contracts*	—	—	—	—	8,804	8,804

1  Statements of Assets and Liabilities location: Variation margin receivable.

2  Statements of Assets and Liabilities location: Net unrealized depreciation on swaps, variation margin payable.

*  Cumulative appreciation (depreciation) of futures contracts as reported in the Schedules of Investments. Only current day's variation margin, if any, is reported within the Statements of Assets and Liabilities.

DIREXION SEMI-ANNUAL REPORT

Transactions in derivative instruments during the six months ended April 30, 2015, by primary risk, were as follows:

		Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	Net Realized gain (loss)[1] Futures contracts	$(2,122,224)	$—	$—	$—	$—	$(2,122,224)
	Change in net unrealized appreciation (depreciation)[2] Futures contracts	411,088	—	—	—	—	411,088
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Net Realized gain (loss)[1] Futures contracts	9,837,265	—	3,887,873	—	569,540	14,294,678
	Change in net unrealized appreciation (depreciation)[2] Futures contracts	(5,958,370)	—	(1,589,077)	—	(53,815)	(7,601,262)
Direxion Indexed CVT Strategy Fund	Net Realized gain (loss)[1] Swap contracts	—	646,274	—	1,949,897	1,305	2,597,476
	Futures contracts	—	—	—	—	311,892	311,892
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	(177,366)	—	(3,605,315)	553	(3,782,128)
	Futures contracts	—	—	—	—	44,247	44,247

1  Statements of Operations location: Net realized gain (loss) on futures and swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on futures and swap contracts.

For the six months ended April 30, 2015, the average volume of the derivatives held by the Funds were as follows:

	Quarterly Average Gross Notional Amount
	Long Equity Swaps Contracts	Long Futures Contracts	Short Futures Contracts
Direxion Indexed Commodity Strategy Fund (Consolidated)	$—	$12,066,266	$—
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	—	49,430,164	107,605,561
Direxion Indexed CVT Strategy Fund[1]	115,469,071	14,204,352	—

1  Commenced operations February 5, 2014.

The Direxion Indexed Commodity Strategy Fund utilizes these investments in of derivatives in order to track the performance of the Auspice Broad Commodities Excess Return Index through investments in futures contracts. The Direxion Indexed Managed Futures Strategy Fund uses futures contracts in order to meet its investment objective of seeking results that track the performance of the Auspice Managed Futures Excess Return Index. The Direxion Indexed CVT Strategy Fund uses its

DIREXION SEMI-ANNUAL REPORT

investments in derivatives in order to meet its investment objective of seeking results that track the performance of the QES Synthetic Convertible Index.

7.  SUBSEQUENT EVENTS

The Funds follow authoritative standards of accounting for and disclosure of events that occur after the Statements of Assets and Liabilities date but before the financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

The Funds have evaluated subsequent events through the issuance of the Funds' financial statements and have determined there is no impact to the Funds' financial statements.

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Direxion Funds

Supplemental Information (Unaudited)

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Funds

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 47	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty, 1999-present.	145	None.
Eric W. Falkeis(2) Age: 41	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President Rafferty Asset Management, LLC, March 2013-April 2014; formerly, Senior Vice President, USBFS, September 2007-March 2013; Chief Financial Officer, USBFS, April 2006-March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	145	Trustee, Professionally Managed Portfolios (45 Funds).

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	145	None.

(1)  Mr. O'Neill is affiliated with Rafferty. Mr. O'Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.

(2)  Mr. Falkeis is affiliated with Rafferty. Mr. Falkeis is the Chief Operating Officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 70 of the 125 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 16 portfolios and the Direxion Insurance Trust which, as of the date of this report, offers for sale 3 of the 4 funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT

Direxion Funds

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
John A. Weisser Age: 73	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 1995; Salomon Brothers, Inc., 1971-1995, most recently as Managing Director.	145
					Director, The MainStay Funds Trust (39 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (29 Funds), Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisors Alternative Strategy Fund (1 Fund); Private Advisors Alternative Strategies Master Fund (1 Fund).
David L. Driscoll Age: 45	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	145	None.
Jacob C. Gaffey Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008-2012.	145	Director, Costa, Inc. (formerly A.T. Cross, Inc.).

(1)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 70 of the 125 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 16 portfolios and the Direxion Insurance Trust which, as of the date of this report, offers for sale 3 of the 4 funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT

Direxion Funds

Trustees and Officers

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 35th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 47	Chief Executive Officer and Chief Investment Officer	One Year; Since 2008	Managing Director of Rafferty, 1999-present.	145	N/A
Eric W. Falkeis(2) Age: 41	Principal Executive Officer	One Year; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President, Rafferty Asset Management, LLC, March 2013-April 2014; formerly, Senior Vice President, USBFS, September 2007-March 2013; Chief Financial Officer, USBFS, April 2006-March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	145	Trustee, Professionally Managed Portfolios (45 Funds).
Brian Jacobs Age: 54	President	One Year; Since 2014
			President, since April 2014, Rafferty Asset Management, LLC; formerly, Managing Partner, Jacobs Strategic Consulting (2012-2014); formerly, Chief Executive Officer, Hatteras Funds (2010-2012); formerly, Chief Distribution Officer, Baron Capital (2009); formerly, Managing Director, Allianz Global Investors (2000-2008).	N/A	Formerly, Board Member, Wheelhouse Analytics; formerly, Board Member, Raise Hope Foundation.

(1)  Mr. O'Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(2)  Mr. Falkeis serves as a Trustee of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 70 of the 125 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 16 portfolios and the Direxion Insurance Trust which, as of the date of this report, offers for sale 3 of the 4 funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT

Direxion Funds

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Patrick J. Rudnick Age: 41	Principal Financial Officer and Assistant Secretary	One Year; Since 2010
			Senior Vice President and Principal Financial Officer, Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS (2006-2013); formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A
Angela Brickl Age: 39	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011
			General Counsel and Chief Compliance Officer, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May-August 2009; Summer Associate at Foley & Lardner, LLP May-August 2008; Vice President USBFS November 2003-August 2007.	N/A	N/A

(1)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 70 of the 125 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 16 portfolios and the Direxion Insurance Trust which, as of the date of this report, offers for sale 3 of the 4 funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT

SEMI-ANNUAL REPORT APRIL 30, 2015

1301 Avenue of the Americas (6th Ave.), 35th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of the Americas (6th Ave.), 35th Floor
New York, NY 10019

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Distributor

Rafferty Capital Markets, LLC
1010 Franklin Ave., 3rd Floor
Garden City, NY 11530

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

The Trust files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without change, upon request, by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Semi-Annual Report.

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Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s Chief Operating Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Funds

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, Chief Operating Officer

Date	6/30/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, Chief Operating Officer

Date	6/30/15

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date	6/30/15